Transocean Inc. (NYSE: RIG) Fleet Update

The information contained in this Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client Contract Duration and Dayrates and Risks Associated with Operations. The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.

Forward-Looking Statement

The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts and future contract commencement dates and locations. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, possible cancellation or suspension of letters of intent, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the most recently completed fiscal year, in the Company's Forms 10-Q for subsequent periods and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

Fleet Classification. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled "Other Floaters" represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : May 16, 2005
New Firm Contracts and Contract Extensions Noted in Bold

Dynamically positioned
Rig Type/Name	Floater Type	Yr. Entered (1)Service	Water Depth (ft.)	Drilling Depth	Location	Client	Current Contract Start/Idle Date	Estimated (2) Expiration	Current Contract Dayrate (3)	Previous Contract Dayrate (3)

High Specification Floaters:
5th Generation Deepwater (13)
Discoverer Deep Seas (13)	ship	2001	10,000	35,000	USGOM	Chevron	Jan-01	Jan-06	$205,000	N/A
					USGOM	Chevron	Jan-06	Jan-07	$240,000	$205,000
Discoverer Enterprise	ship	1999	10,000	35,000	USGOM	BP	Dec-04	Dec-07	$182,500	$198,600
Discoverer Spirit (14)	ship	2000	10,000	35,000	USGOM	Unocal	Sep-00	Sep-05	$204,000	N/A
					USGOM	Shell	Sep-05	Mar-07	$270,000	$204,000
Deepwater Discovery	ship	2000	10,000	30,000	Equatorial G.	Nexen	Apr-05	May-05	$318,500	$195,000
					Angola	ExxonMobil	May-05	Jul-05	$170,000	$318,500
					Nigeria		Jul-05	planned 14-day shipyard program		$170,000
Deepwater Frontier	ship	1999	10,000	30,000	Brazil	Petrobras	Mar-04	Mar-06	$145,000	$158,000
					Brazil		Jan-06	planned 14-day shipyard program		$145,000
Deepwater Millennium	ship	1999	10,000	30,000	USGOM	Anadarko	Dec-04	Jun-05	$200,000	$195,000
					USGOM	Anadarko	Jun-05	Dec-05	$230,000	$200,000
Deepwater Pathfinder	ship	1998	10,000	30,000	Nigeria	Devon	Dec-04	Apr-06	$190,000	$175,000
Deepwater Expedition (9)	ship	1999	10,000	30,000	Brazil	Petrobras	Oct-99	Oct-05	$135,000	N/A
					Brazil		Jul-05	planned 7-day shipyard program		$135,000
Deepwater Horizon	semi	2001	10,000	30,000	USGOM	BP	Sep-04	Sep-05	$165,000	$200,000
					USGOM	BP	Sep-05	Sep-07	$275,000	$165,000
					USGOM	BP	Sep-07	Sep-10	See Footnote 12	$275,000
Cajun Express	semi	2001	8,500	25,000	USGOM	Spinnaker	May-05	Jun-05	$300,000	$140,000
					USGOM	Chevron	Jun-05	Jun-07	$207,300	$140,000
Deepwater Nautilus (4)	semi	2000	8,000	30,000	USGOM	Shell	Jun-00	Sep-05	$195,100	N/A
					USGOM	Shell	Sep-05	Sep-06	$220,000	$195,100
Sedco Energy	semi	2001	7,500	25,000	Nigeria	Chevron	Nov-04	Jul-05	$175,000	$186,400
					Las Palmas		Aug-05	planned 100-day shipyard program		$175,000
					Nigeria	Chevron	Dec-05	Dec-07	$202,000	$175,000
Sedco Express (9)	semi	2001	7,500	25,000	Enroute		May-05	mobilization to Angola		$125,000
					Angola	BP	Jun-05	Jun-08	$165,000	$125,000
Other Deepwater (15)
Deepwater Navigator	ship	2000	7,200	25,000	Brazil	Petrobras	Sep-04	Jun-05	$99,300	$94,300
					Brazil		Jun-05	planned 45-day shipyard program		$99,300
					Brazil	Shell	Aug-05	Sep-05	$145,000	$99,300
						Shell	Sep-05	Oct-05	$113,000	$145,000
						Shell	Oct-05	Jan-06	$210,000	$113,000
Discoverer 534	ship	1975/1991	7,000	25,000	India	Reliance	Jan-05	Jun-05	$98,300	$110,000
					India	Reliance	Jun-05	Aug-05	$110,000	$98,300
					India	Reliance	Aug-05	Dec-05	$175,000	$110,000
					China	Husky	Jan-06	Feb-06	$145,000	$175,000
Discoverer Seven Seas	ship	1976/1997	7,000	25,000	India	ONGC	Feb-04	Feb-07	$125,000	$125,000
Transocean Marianas	semi	1998	7,000	25,000	USGOM	Murphy	Dec-04	Jun-05	$150,000	$90,000
					USGOM	BP	Jun-05	Feb-06	$180,000	$150,000
					USGOM	BP	Feb-06	Jan-07	$250,000	$180,000
Sedco 707 (9)	semi	1976/1997	6,500	25,000	Brazil	Petrobras	Feb-04	Nov-05	$100,000	$100,000
					Brazil		Sep-05	planned 28-day shipyard program		$100,000
Jack Bates	semi	1986/1997	5,400	30,000	Australia	Woodside	Mar-05	Oct-05	$89,000	$125,000
Peregrine I (5)	ship	1996	5,280	25,000	Brazil		Apr-04	idle		$70,000
Sedco 709	semi	1977/1999	5,000	25,000	Gabon	Amerada Hess	Apr-05	Jun-05	$168,000	$80,000
M.G. Hulme, Jr. (6)	semi	1983/1996	5,000	25,000	Nigeria	Total	May-05	Jan-06	$175,000	$85,000
Transocean Richardson	semi	1988	5,000	25,000	Ivory Coast	CNR	Oct-03	Oct-05	$85,000	$45,000
Jim Cunningham	semi	1982/1995	4,600	25,000	Egypt	BG	Feb-05	Aug-05	$65,000	$65,000
					Egypt	BG	Sep-05	Mar-06	$155,000	$65,000
Sedco 710 (9)	semi	1983	4,500	25,000	Brazil	Petrobras	Oct-01	Oct-06	$109,500	$71,000
Transocean Rather	semi	1988	4,500	25,000	UKNS	BP	Feb-05	Oct-05	$165,000	$95,000
					UKNS	BP	Oct-05	Dec-05	$190,000	$165,000
					UKNS	BP	Dec-05	Feb-06	$165,000	$190,000
Transocean Leader (10)	semi	1987/1997	4,500	25,000	NNS	Statoil	Jul-04	Feb-06	$173,500	$107,500
					NNS	Statoil	Feb-06	Jan-07	$245,000	$173,500
Sovereign Explorer	semi	1984	4,500	25,000	Venezuela	Statoil	Dec-04	Jun-05	$65,000	$65,000
					Trinidad	BG	Jun-05	Oct-05	$65,000	$65,000
Other High Specification (4)
Henry Goodrich (11)	semi	1985	2,000	30,000	E. Canada	Terra Nova	Feb-05	Feb-06	$145,000	$106,600
					E. Canada		Feb-05	planned 60-day shipyard program		$106,600
Paul B. Loyd, Jr.	semi	1987	2,000	25,000	UKNS	BP	Mar-05	Mar-07	$144,000	$120,000
Transocean Arctic	semi	1986	1,650	25,000	NNS	Statoil	Aug-04	Mar-06	$168,000	$200,000
Polar Pioneer	semi	1985	1,500	25,000	NNS	Statoil	Nov-04	Jul-06	$170,000	$110,200

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : May 16, 2005
New Firm Contracts and Contract Extensions Noted in Bold

Dynamically positioned
Rig Type/Name	Floater Type	Yr. Entered (1)Service	Water Depth (ft.)	Drilling Depth	Location	Client	Current Contract Start/Idle Date	Estimated (2) Expiration	Current Contract Dayrate (3)	Previous Contract Dayrate (3)

Other Floaters (24)
Peregrine III	ship	1976	4,200	25,000	USGOM			idle		N/A
Sedco 700	semi	1973/1997	3,600	25,000	E. Guinea	A. Hess	Jan-05	Jan-06	$90,000	$84,000
Transocean Legend	semi	1983	3,500	25,000	Singapore		May-05	40-day planned shipyard stay		$55,000
					Sahkalin Is.	BP	Jul-05	Oct-05	$120,000	$55,000
					Sahkalin Is.	BP	May-06	Dec-06	$120,000	$120,000
					Sahkalin Is.	BP	May-07	Dec-07	$120,000	$120,000
Transocean Amirante	semi	1978/1997	3,500	25,000	USGOM	ENI	Feb-05	Aug-05	$86,800	$50,000
					USGOM	ENI	Sep-05	Oct-05	$115,000	$86,800
					USGOM	Remington	Oct-05	Jan-06	$102,500	$86,800
C. Kirk Rhein, Jr.	semi	1976/1997	3,300	25,000	USGOM		Mar-02	idle		$63,500
Transocean Driller (9)	semi	1991	3,000	25,000	Brazil	Petrobras	Sep-04	Jul-06	$53,000	$52,000
					Brazil		Jun-05	planned 10-day shipyard program		$53,000
Falcon 100	semi	1974/1999	2,400	25,000	USGOM	LLOG	Feb-05	Jul-05	$85,000	$42,500
					USGOM	LLOG	Jul-05	Jan-06	$105,000	$85,000
Sedco 703	semi	1973/1995	2,000	25,000	Australia		May-05	40-day shipyard program
					Australia	Apache	Jun-05	Jul-05	$75,000	$130,000
					Australia	BHPB	Jul-05	Jul-05	$135,000	$75,000
					Australia	Woodside	Jul-05	Mar-06	$150,000	$135,000
Sedco 711	semi	1982	1,800	25,000	UKNS	Shell	Dec-04	Dec-05	$50,000	$45,100
Transocean John Shaw	semi	1982	1,800	25,000	UKNS	Nexen	Dec-04	May-05	$85,000	$60,000
					UKNS	Kerr McGee	May-05	Aug-05	$115,000	$85,000
					UKNS	Nexen	Aug-05	Oct-06	$100,500	$115,000
Sedco 712	semi	1983	1,600	25,000	UKNS	Oilexco	Mar-05	Mar-06	$103,000	$47,000
Sedco 714	semi	1983/1997	1,600	25,000	UKNS		May-05	planned 14-day shipyard program		$55,000
					UKNS	ADTI	May-05	Aug-05	$145,000	$55,000
Actinia	semi	1982	1,500	25,000	India	Reliance	Oct-04	Oct-05	$54,000	$44,000
Sedco 601	semi	1983	1,500	25,000	Indonesia	Santos	May-05	Aug-05	$56,000	$77,000
Sedneth 701	semi	1972/1993	1,500	25,000	Angola	Chevron	Apr-05	May-05	$90,000	$73,000
Sedco 702	semi	1973/1992	1,500	25,000	Australia		Apr-03	idle		$80,000
Transocean Winner	semi	1983	1,500	25,000	NNS		Aug-02	idle		$120,000
Transocean Searcher	semi	1983/1988	1,500	25,000	NNS	Statoil	Aug-04	Aug-05	$122,000	$103,800
					NNS	Statoil	Aug-05	Aug-06	$121,000	$122,000
Transocean Prospect	semi	1983/1992	1,500	25,000	UKNS		Oct-02	idle		$98,000
Transocean Wildcat	semi	1977/1985	1,300	25,000	UKNS		Oct-01	idle		$85,000
Transocean Explorer	semi	1976	1,250	25,000	UKNS		Jan-99	idle		$145,000
J.W. McLean	semi	1974/1996	1,250	25,000	UKNS	ConocoPhillips	Aug-04	Aug-05	$51,000	$60,000
Sedco 704	semi	1974/1993	1,000	25,000	UKNS	Venture	Jan-05	Jun-05	$50,000	$45,000
					UKNS	Venture	Jun-05	Jun-06	$91,000	$50,000
Sedco 706	semi	1976/1994	1,000	25,000	UKNS	Total	Jan-05	Dec-05	$78,000	$57,000

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : May 16, 2005
New Firm Contracts and Contract Extensions Noted in Bold

Dynamically positioned
Rig Type/Name	Floater Type	Yr. Entered (1)Service	Water Depth (ft.)	Drilling Depth	Location	Client	Current Contract Start/Idle Date	Estimated (2) Expiration	Current Contract Dayrate (3)	Previous Contract Dayrate (3)

Jackups (26)
Interocean III		1978/1993	300	25,000	Egypt	Zeitco	May-03	Jul-05	$38,000	$39,000
					Egypt	Zeitco	Jul-05	Jul-06	$52,320	$38,000
Shelf Explorer		1982	300	20,000	Indonesia	Kodeco	Dec-04	Jul-05	$48,000	$58,000
Transocean Comet		1980	250	20,000	Egypt	GUPCO	Oct-03	Oct-05	$32,000	$27,300
Transocean Mercury		1969/1998	250	20,000	Egypt	Petrobel	Dec-03	Jul-05	$33,500	$30,500
Transocean Nordic		1984	300	25,000	India	ONGC	Mar-05	Mar-07	$74,200	$57,800
Trident II		1977/1985	300	25,000	India	ONGC	May-03	May-06	$60,000	$34,900
Trident IV		1980/1999	300	25,000	Italy	ENI	May-05	Oct-05	$57,500	$78,600
Trident VI		1981	220	21,000	Vietnam	VSP	Apr-05	Mar-06	$70,500	$55,000
Trident VIII		1982	300	21,000	Nigeria	Conoil	Feb-05	Aug-05	$55,500	$43,000
							Aug-05	120-day planned shipyard program		$55,000
					Nigeria	Conoil	Dec-05	Jan-08	$66,000	$55,000
Trident IX		1982	400	20,000	Vietnam	JVPC	Sep-04	Sep-05	$60,000	$56,300
					Vietnam	JVPC	Sep-05	Sep-06	$77,200	$60,000
Trident XII		1982/1992	300	25,000	India	ONGC	Nov-03	Nov-06	$62,250	$57,000
Trident XIV		1982/1994	300	20,000	Cabinda	Chevron	Apr-05	Apr-06	$61,000	$60,000
Trident 15		1982	300	25,000	Thailand	Unocal	Feb-05	Feb-06	$59,750	$53,500
					Singapore		May-05	40-day planned shipyard program		$59,750
Trident 16		1982	300	25,000	Malaysia	Petronas Carigali	Apr-05	Oct-05	$69,000	$65,000
Trident 17		1983	355	25,000	Vietnam	Petronas Carigali	May-04	May-06	$57,500	$62,000
Trident 20		2000	350	25,000	Caspian	Petronas Carigali	Dec-04	May-07	$90,000	$90,000
Ron Tappmeyer		1978	300	25,000	India	ONGC	Nov-03	Nov-06	$62,250	$50,100
Randolph Yost		1979	300	25,000	India	ONGC	Nov-03	Nov-06	$60,750	$64,000
D.R. Stewart		1980	300	25,000	Italy	ENI	Mar-05	Mar-06	$54,000	$51,000
G.H. Galloway		1984	300	25,000	Italy	ENI	Jul-04	Jul-05	$51,000	$48,000
					Italy	ENI	Jul-05	Jul-06	$54,000	$51,000
Harvey H. Ward		1981	300	25,000	Malaysia	Talisman	Jul-04	Jul-05	$46,350	$45,000
					Malaysia	Petronas Carigali	Jul-05	Sep-05	$48,200	$46,350
					Vietnam	Truong Son	Sep-05	Nov-05	$71,900	$48,200
					Malaysia	Petronas Carigali	Nov-05	Jul-06	$48,200	$71,900
Roger W. Mowell		1982	300	25,000	Malaysia	Talisman	Nov-04	Nov-05	$46,350	$45,000
J.T. Angel		1982	300	25,000	Indonesia	BP	Dec-04	Oct-05	$60,000	$50,000
F.G. McClintock		1975	300	25,000	India	ONGC	Jan-05	Dec-07	$50,000	$50,000
C.E. Thornton		1974	300	25,000	India	ONGC	Oct-04	Oct-07	$45,000	$45,000
Jupiter		1981/1997	170	16,000	UAE		Sep-98	idle

Self-ErectingTenders (4)
Searex 9		1981	400	20,000	Congo		Apr-04	idle		$42,000
Searex 10		1983/1994	450	21,000	Angola	Chevron	Feb-05	Feb-06	$41,000	$44,000
Charley Graves		1975	500	20,000	Thailand	Unocal	Apr-05	Apr-07	$40,500	$40,000
W.D. Kent		1977	400	20,000	Malaysia		Jan-03	idle		$35,000

Non-U.S. Drilling Barges (4)
Searex 4		1981/1989	21	25,000	Indonesia	Total	Sep-04	Sep-09	$39,200	N/A
Searex 6		1981/1991	25	25,000	Cameroon		Jul-02	idle		$27,500
Searex 12		1982/1992	25	25,000	Nigeria	Shell	Jun-04	Jun-05	$49,000	$49,000
Hibiscus (7)		1979/1993	25	16,000	Indonesia	Total	Jan-04	Jan-07	$47,700	$44,300

Platform Rigs (1)
Cliffs # 1		1988/98		18,000	China			idle

Other (2)
Joides Resolution (8)	ship	1978	27,000	30,000	Worldwide	IODP	May-04	Jun-05	$66,000	$88,750
Sedco 135D		1966/77/01	600		Brazil	SLB	Jun-01	Jun-09	$28,500	N/A

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : May 16, 2005
New Firm Contracts and Contract Extensions Noted in Bold

Dynamically positioned
Rig Type/Name	Floater Type	Yr. Entered (1)Service	Water Depth (ft.)	Drilling Depth	Location	Client	Current Contract Start/Idle Date	Estimated (2) Expiration	Current Contract Dayrate (3)	Previous Contract Dayrate (3)

FIXED-PRICE OPTIONS
High Specification Floaters:
5th Generation Deepwater (3)
Deepwater Discovery	ship	2000	10,000	30,000	Nigeria	Chevron	Jun-05	Jan-06	$170,000-$179,000
Deepwater Millennium	ship	1999	10,000	30,000	USGOM	Anadarko	Jan-06	Dec-06	+/- 15% of prior rate
Discoverer Deep Seas	ship	2001	10,000	35,000	USGOM	Chevron	Jan-07	Jan-09	+/- 15% of prior rate

Other Deepwater (4)
Transocean Leader	semi	1987/1997	4,500	25,000	NNS	Statoil	Jan-07	Jun-07	$245,000
Transocean Richardson	semi	1988	5,000	25,000	Ivory Coast	CNR	Oct-05	Jun-06	$85,000
Jack Bates	semi	1986/1997	5,400	30,000	Australia	Woodside	Oct-05	Jan-06	$89,000
Sovereign Explorer	semi	1984	4,500	25,000	Venezuela	Statoil	Sep-05	Dec-05	$65,000

Other High Specification (1)
Henry Goodrich	semi	1985	2,000	30,000	E. Canada	Terra Nova	Feb-06	Feb-07	Neg. dayrate capped at $165,000

Other Floaters (4)
J.W. McLean	semi	1974/1996	1,250	25,000	UKNS	ConocoPhillips	Aug-05	Dec-05	$51,000
Sedco 706	semi	1976/1994	1,000	25,000	UKNS	Total	Jan-06	Mar-06	$75,000
Transocean Searcher	semi	1983/1988	1,500	25,000	NNS	Statoil	Aug-06	Aug-07	$121,000
Actinia	semi	1982	1,500	25,000	India	Reliance	Nov-05	Mar-06	$54,000

Jackups (3)
Trident IV		1980/1999	300	25,000	Italy	ENI	Jul-05	Jul-06	$52,000
D.R. Stewart		1980	300	25,000	Italy	ENI	Mar-06	Mar-07	$57,000
Roger W. Mowell		1982	300	25,000	Malaysia	Talisman	Nov-05	Nov-06	$48,000

Self-ErectingTenders (1)
Searex 10		1983/1994	450	21,000	Angola	Chevron	Feb-06	Aug-06	$41,000

Footnotes:
(1) Dates shown are the original service date and the date of the most recent upgrade, if any.
(2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.
(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve.
(4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.
(5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.
(6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.
(7) Owned by a joint venture in which the company has a 75% interest.
(8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.
(9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(10) Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.
(11) The rig's new dayrate, effective in February 2005, is disputed by the customer and is subject to a pending arbitration process.
(12) Dayrate for contract period September 2007 through September 2010 to be set using a quarterly average of the stated contract dayrates on the company's other Fifth-Generation, dynamically positioned rigs operating in the U.S. Gulf of Mexico.
(13) Contract includes an additional $21,700 per day to cover escalation of costs over the contract period.
(14) Contract includes an additional $22,300 per day to cover escalation of costs over the contract period.

                                                                                                       Transocean Inc. Fleet
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